SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K


                               CURRENT REPORT

                      Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)       June 11, 2003
                                                -------------------------------

                          JACKSONVILLE BANCORP, INC.
                          --------------------------

         TEXAS                    0-28070                   75-2632781
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(State of Incorporation)     (Commission File No.)           (IRS No)



COMMERCE AND NECHES STREET         JACKSONVILLE, TEXAS           75766
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(Address of Principal Executive Offices)                      (Zip Code)



                                (903) 586-9861
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             (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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        (Former Name or Former Address, If Changed Since Last Report)






Item 5.   Other Events and Regulation FD Disclosure

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated June 11, 2003






















                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   JACKSONVILLE BANCORP, INC.



Date: 06/11/2003                   By: /s/ Jerry Chancellor
     ---------------------------       ----------------------------------
                                       Jerry Chancellor
                                       President